UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2020

INNSUITES HOSPITALITY TRUST

(Exact Name of Registrant as Specified in Charter)

Ohio	001-07062	34-6647590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InnSuites Hotels Centre, 1730 E. Northern Avenue, Suite 122
Phoenix, AZ	85020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 944-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Shares of Beneficial Interest, without par value	IHT	NYSE AMERICAN

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 1, 2020, InnSuites Hospitality Trust (the “Trust”) received a letter from NYSE Regulation giving an official notice of noncompliance of the Trust with continued listing standards of NYSE American LLC (the “Exchange”) because the Trust failed to timely file with the Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the year ended January 31, 2020 (the “Delinquent Report”). This filing delinquency subjects the Trust to the procedures and requirements of Section 1007 of the NYSE American Company Guide. If uncured, this filing delinquency could result in suspension of trading or delisting of the Trust’s shares.

On April 28, 2020 lnnsuites Hospitality Trust (the “Company” or “IHT”) filed Form 8-K, providing an update on filing of its Annual Report on Form 10-K for the fiscal year ended January 31, 2020. The Company took relief under Order (Release No. 34-88318) issued by the Securities and Exchange Commission (the “SEC”) under Section 36 of the Exchange Act granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the “Order”). The Company took reliance on the Order and furnished the Current Report on Form 8-K by the original filing deadline of the report. The Company expecting to file its Annual Report on Form 10-K approximately 45 days after April 30, 2020 (June 14, 2020).

On June 11, 2020 the Company filed Form NT-10K re-evaluating its need for an additional extension under Rule 12b-25 at this time, as contemplated by the Order, seeking an additional fifteen (15) calendar days. Reasons for the further relief on the current form 12b-25 remain the same as the Company’s previous Form 8-K, filed April 28, 2020, specifically:

“As result of the global outbreak of the COVID-19 virus and by state order, employees and management are practicing social distancing, working from home and working flexible hours. Additionally, the Company has been impacted by the challenges to its business and the hospitality industry in general caused by the COVID virus, resulting in a tremendous drain on its resources. Also, the Company has been working with its audit firm, to provide the necessary audit support while also dealing with the additional workload caused to the COVID-19 virus.

The Trust intends to cure the filing delinquency, has contacted the Exchange, and is working diligently to file the Delinquent Report as soon as possible.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of InnSuites Hospitality Trust, dated July 10, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

By:	/s/ Craig S. Miller
Craig S. Miller
Principal Accounting Officer

Date: July 10, 2020